UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2024

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

(a)Park held its 2024 Annual Meeting on April 22, 2024 as a virtual meeting via live webcast. At the close of business on February 26, 2024 (the record date for the 2024 Annual Meeting), there were 16,116,479 common shares outstanding and entitled to vote. At the 2024 Annual Meeting, 13,672,008 or 84.83%, of the outstanding Park common shares entitled to vote were represented by proxy or in person.

(b)(i) Directors elected at the 2024 Annual Meeting to serve for a three-year term to expire at the 2027 Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified, or until each such individual's' earlier resignation, removal from office or death, and the vote with respect to each such individual (there were no other nominees):

	Number of Votes
	For	Against	Broker Non-Votes	Abstentions
F. William Englefield IV	10,754,140	348,169	2,502,436	67,263
Jason N. Judd	11,002,559	73,815	2,502,436	93,198
David L. Trautman	10,967,744	155,067	2,502,436	46,761
Leon Zazworsky	10,189,623	911,160	2,502,436	68,789

(ii) With respect to the vote on the frequency of future advisory votes on the compensation of Park's named executive officers:

Number of Votes
1 Year	2 Years	3 Years	Broker Non-Votes	Abstentions
10,409,384	142,414	362,066	2,502,436	255,708

(iii) With respect to the vote to approve the non-binding advisory resolution to approve the compensation of Park's named executive officers as disclosed in the proxy statement for the 2024 Annual Meeting:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
10,617,046	276,311	2,502,436	276,215

(iv) With respect to the vote to ratify the appointment of Crowe LLP as Park's independent registered public accounting firm for the fiscal year ending December 31, 2024:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
13,485,551	133,592	—	52,865

(c)    Not applicable.

(d)    Based on the voting results above, with respect to the frequency of future advisory votes on the compensation of Park's named executive officers, the Board of Directors of Park has determined that Park will continue to submit an advisory vote to shareholders on an annual basis to approve Park's compensation for its named executive officers as set forth in Park's proxy statement for the year's annual meeting of shareholders.

Item 9.01 - Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits: The following exhibits are filed with this Current Report on Form 8-K

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

[Remainder of page intentionally left blank.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 23, 2024	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

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